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                                                                  EXHIBIT 10.20


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                          J.M. PETERS COMPANY, INC.,
                                       AS ISSUER



                             DURABLE HOMES, INC.,

                           J.M. PETERS NEVADA, INC.

                     AND PETERS RANCHLAND COMPANY, INC.,
                                         AS GUARANTORS

                                         AND



                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                  AS TRUSTEE


                               ----------------


                         FIRST SUPPLEMENTAL INDENTURE

                       DATED AS OF SEPTEMBER 19, 1994
                                      TO
                                  INDENTURE
                           DATED AS OF MAY 13, 1994


                               ----------------



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        FIRST SUPPLEMENTAL INDENTURE, dated as of September 19, 1994, among
J.M. PETERS COMPANY, INC., a Delaware corporation (the "Company"), DURABLE HOMES, INC., a Nevada corporation, J. M. PETERS NEVADA, INC., a Delaware corporation, and PETERS RANCHLAND COMPANY, INC., a Delaware corporation, as Guarantors (each a "Guarantor" and, collectively, the "Guarantors") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as Trustee under the Indenture dated as of May 13, 1994 (the "Indenture").

          WHEREAS, Section 9.01(8) of the Indenture provides that the Company when authorized by a resolution of its Board of Directors, each Guarantor, when authorized by a resolution of its board of directors or any committee of such board of directors duly authorized to act under the Indenture, and the Trustee may amend or supplement the Indenture without notice to or the consent of any Holder if the change does not materially adversely affect the rights of any Holder; and

          WHEREAS, the Company has determined to amend Section 10.01 of the Indenture to remove the restrictive language therefrom so that the Guarantees would be full and unconditional to the full extent permitted by fraudulent conveyance and similar laws; and

          WHEREAS, all things necessary to make this First Supplemental Indenture a valid, binding and legal instrument supplemental to the Indenture have been performed.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH: that in order to amend the Indenture and in consideration of the premises, and in consideration of the sum of One Dollar by the Trustee to the Company paid, receipt whereof is hereby acknowledged, the Company hereby agrees and provides, for the equal and proportionate benefit of the respective holders, as follows:





                                  ARTICLE ONE


                            AMENDMENT TO INDENTURE



        SECTION 1. Pursuant to Section 9.01(8) of the Indenture, the Company hereby amends Section 10.01 of the Indenture by amending the first paragraph of said Section 10.01 to read as follows:

           "Section 10.01. Subsidiary Guarantee. Subject to the provisions of this Article Ten, each of the Guarantors hereby, jointly and severally, fully, unconditionally and irrevocably Guarantees to each Holder and to the Trustee on behalf of the Holders: (i) the due and punctual payment of the principal of, premium, if any, on and interest on each Security, when and as the same shall become due and payable, whether at Stated Maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, premium, if any, on and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms of such Security and this Indenture and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. It is the intention of all parties that in no event shall any Guarantor's obligations under its Guarantee constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction. Therefore, in the event that the Guarantee would, but for this sentence, constitute or result in such violation with respect to a Guarantor, then the liability of such a Guarantor under the Guarantee shall be reduced to the extent necessary to eliminate such violation under the applicable fraudulent conveyance or similar law."




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                                  ARTICLE TWO


                            MISCELLANEOUS PROVISIONS



          SECTION 1. Subject to the amendments provided for in this First Supplemental Indenture, the terms defined in the Indenture shall, for all purposes of this First Supplemental Indenture, have the meanings specified in the Indenture.

          SECTION 2. The recitals of fact contained in this First Supplemental Indenture shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity of this First Supplemental
Indenture.

          SECTION 3. The titles of the several Articles of this First Supplemental Indenture shall not be deemed to be any part hereof.

          SECTION 4. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   SIGNATURES

        IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.



                                             J.M. PETERS COMPANY, INC.,
                                                              as Issuer

                                             By:    /s/  HADI MAKARECHIAN
                                                 ----------------------------
                                                 Name:   Hadi Makarechian
                                                 Title:  Chairman and C.E.O.
Attest:    /s/  GREG R. PETERSEN
        --------------------------
        Name:   Greg R. Petersen
        Title:  Vice President, C.F.O.
                and Secretary

                                             DURABLE HOMES, INC.,
                                                              as Guarantor

                                             By:     /s/  HADI MAKARECHIAN
                                                 ----------------------------
                                                 Name:   Hadi Makarechian
                                                 Title:  Chairman of the Board
Attest:       /s/  DALE DOWERS
        --------------------------
        Name:   Dale Dowers
        Title:  Vice Chairman of
                the Board
                                             PETERS RANCHLAND COMPANY, INC.,
                                                              as Guarantor


                                             By:     /s/  HADI MAKARECHIAN
                                                 ----------------------------
                                                 Name:   Hadi Makarechian
                                                 Title:  Chairman and C.E.O.
Attest:    /s/  GREG R. PETERSEN
        --------------------------
        Name:   Greg R. Petersen
        Title:  Vice President, C.F.O.
                and Secretary                J.M. PETERS NEVADA, INC.,
                                                              as Guarantor


                                             By:     /s/  HADI MAKARECHIAN
                                                 ----------------------------
                                                 Name:   Hadi Makarechian
                                                 Title:  Chairman of the Board
Attest:    /s/  GREG R. PETERSEN
        --------------------------
        Name:   Greg R. Petersen
        Title:  Chief Financial Officer
                                             UNITED STATES TRUST COMPANY OF NEW
                                               YORK,
                                                              as Trustee


                                             By:   /s/  MARGARET M. CIESMELEWSKI
                                                 ---------------------------------
                                                 Name:   Margaret M. Ciesmelewski
                                                 Title:  Assistant Vice President
Attest:   /s/  STEPHEN J. GIURLANDO
        -----------------------------
        Name:   Stephen J. Giurlando
        Title:  Assistant Vice President




OA942560.333/4+





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